UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 3, 2015
BLOX, INC.
(Exact name of registrant as specified in its charter)
Nevada	000-53565	20-8530914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Suite 1500, 701 West Georgia St., Vancouver, British Columbia	V7Y 1G5
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(604) 688-3899
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The Registrant’s has incurred filing penalties with the IRS, which it believes should have been preventable.  In light of these penalties, the Registrant will be conducting a review of the internal reporting and accounting procedures in order to ensure no further penalties are incurred.  To this end, the Registrant will retain the services of independent professional advisors as required, to report to the Board and to provide recommendations for future best practices.

Item 9.01	Financial Statements and Exhibits
99.1	News Release dated September 3, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOX, INC.
/s/ Ronald Renne
Ronald Renne
Chairman
Date: September 3, 2015

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